SUPPLEMENT TO THE                October 31, 1997
                     STATEMENT OF ADDITIONAL INFORMATION OF
                          PIONEER AMERICA INCOME TRUST
                              Dated April 30, 1997

1.       INVESTMENT POLICIES AND RESTRICTIONS

         The following non-fundamental investment restrictions replace the current non-fundamental investment restrictions of Pioneer America Income Trust (the Trust) applicable to its status as an eligible investment for Federal credit unions on pages 4 and 5 of the attached Statement of Additional
Information:

         In order to qualify as a permissible investment for Federal credit unions, the Trust has agreed to adopt the following additional investment restrictions which are not fundamental and may be changed by a vote of the Trust's Board of Trustees and without shareholder approval or notification:

         (a) The Trust may contract for the purchase or sale of a security as long as the delivery of the security is by regular-way settlement. Regular-way settlement means delivery of a security from a seller to a buyer within the time frame that the securities industry has established for that type of security.

         (b) The Trust may invest in a variable rate investment, as long as the index is tied to domestic interest rates and not, for example, to foreign currencies, foreign interest rates, or domestic or foreign commodity prices, equity prices, or inflation rates. For these purposes, the U.S. dollar-denominated London Interbank Offered Rate (LIBOR) is a domestic interest rate.

         (c) The Trust may not invest in shares or deposits in a corporate credit union.

         (d) The Trust may not invest in a registered investment company or collective investment fund.

         (e) (1) The Trust may invest in a fixed or variable rate CMO/REMIC only if the security meets all of the following tests:

                               (i)   Average Life Test.  The CMO/REMIC's
                                     estimated average life is 10 years or
                                     less;


                               (ii) Average Life Sensitivity Test. The CMO/REMIC's estimated average life extends by four years or less, assuming an immediate and sustained parallel shift in interest rates of up to and including plus 300 basis points, and shortens by six years or less, assuming an immediate and sustained parallel shift in interest rates of up to and including minus 300 basis points; and

                               (iii) Price Sensitivity Test. The CMO/REMIC's estimated price change is 17 percent or less, as a result of an immediate and sustained parallel shift in interest rates of up to and including plus and minus 300 basis points.

                  (2) The Trust must retest CMOs/REMICs at least quarterly, more frequently if market or business conditions dictate.

                  (3) If the Trust  uses  individual  prepayment  estimates  for testing, the Trust must obtain estimates from all of the prepayment sources listed in its investment policy. When the Trust purchases a CMO/REMIC, the security must pass the tests for each estimate. When the Trust retests the CMO/REMIC, the security must pass the tests for a majority of the estimates.

                  (4) If the Trust uses a median prepayment estimate, the median estimate at the time of purchase of a CMO/REMIC must be based on at least five prepayment sources. When the Trust retests the CMO/REMIC, the median estimate must be based on at least two prepayment sources.

         (f) The Trust may not invest in municipal securities.

         (g) The Trust may not invest in any of the following instruments:

                  (1)      Yankee dollar deposits;
                  (2)      Eurodollar deposits;
                  (3)      Banker's acceptances;
                  (4)      Deposit notes; and
                  (5)      Bank notes.

         (h) The Trust may enter into a repurchase transaction as long as:

                      (1) The repurchase securities are of the type described in the Prospectus for investment by the Trust;

                      (2) The Trust receives a daily assessment of the market value of the repurchase securities, including accrued interest, and maintains adequate margin that reflects a risk assessment of the repurchase securities and the terms of the transaction; and

                      (3) The Trust has entered into signed  contracts  with all approved counterparties.

         (i) The Trust may not enter into reverse repurchase and collateralized borrowing transactions.

         (j) The Trust may not lend portfolio securities.

         (k) (1) The Trust may trade securities, including engaging in when-issued trading and pair-off transactions, as long as the Trust's investment adviser can show that it has sufficient resources, knowledge, systems, and procedures to handle the risks.

                  (2) The Trust must record any  security it  purchases or sells for trading purposes at fair value on the trade date. The trade date is the date the Trust commits, orally or in writing, to purchase or sell a security.

                  (3) At  least  monthly,  the  Trust  must  give  its  Board of
                Trustees or the investment adviser's investment-related committee a written report listing all purchase and sale transactions of trading securities and the resulting gain or loss on an individual basis.

         (l) The Trust may not purchase or sell financial derivatives, such as futures, options, interest rate swaps, or forward rate agreements.

         (m) The Trust may not engage in adjusted trading or short sales. Adjusted trading means any method or transaction used to defer a loss whereby the Trust sells a security to a counterparty at a price above its then-current market price and simultaneously purchases or commits to purchase from the counterparty another security at a price above its then-current price.

         (n) The Trust may not  purchase  stripped  mortgage-backed  securities,
residual  interests  in  CMOs/REMICs,   mortgage  servicing  rights,  commercial
mortgage related securities, or small business related securities.

         (o) The Trust may not purchase a zero coupon investment with a maturity date that is more than 10 years from the settlement date.


2.       MANAGEMENT OF THE TRUST

MARY K. BUSH, Trustee,  DOB:  April 1948
4201 Cathedral Ave. NW, Washington, DC  20016
         President, Bush & Co., an international financial advisory firm, since 1991; Director/Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management Company, Hoover Institution, Folger Shakespeare Library, March of Dimes, Project 2000, Inc., Small Enterprise Assistance Fund and Wilberforce University; Advisory Board member, Washington Mutual Investors Fund, a registered investment company; U.S. Alternate Executive Director, International Monetary Fund (1984-1988); and Managing Director, Federal Housing Finance Board (1989-1991), and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.


                                                    Total Compensation from the
                                     Pension or         Trust and other
                   Aggregate         Retirement          funds in the
                 Compensation         Benefits          Pioneer Family
Trustee          From the Trust       Accrued            of Mutual Funds**
Mary K. Bush+       $  0                  $0              $ 0

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+        Mary K. Bush became a Trustee on June 23, 1997.